Exhibit 32


                                  CERTIFICATION


     In connection with the Annual Report of Art Dimensions, Inc. (the "Company") on Form 10-K/A for the period ending December 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), Rebecca Gregarek, the Company's Principal Executive Officer, and Kathy Sheehan, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

September 20, 2012                        /s/ Rebecca Gregarek
                                          ----------------------------
                                          Rebecca Gregarek,
                                          Principal Executive Officer



September 23, 2012                        /s/ Rebecca Gregarek
                                          ----------------------------
                                          Kathy Sheehan, Principal
                                          Financial Officer
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